UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-04704

The Primary Trend Fund, Inc.

3960 Hillside Drive, Suite 204
Delafield, WI  53018
(Address of principal executive offices)

Arnold Investment Counsel Incorporated
3960 Hillside Drive, Suite 204
Delafield, WI  53018
(Name and address of agent for service)

Registrant's telephone number, including area code: (262) 303-4850

Date of fiscal year end: June 30

Date of reporting period: December 31, 2013

Item 1.  Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

SEMIANNUAL REPORT

The Primary
Trend Fund

DELAFIELD, WISCONSIN
DECEMBER 31, 2013

MESSAGE TO SHAREHOLDERS…

“…the stock market environment unfolding in 2013 is somewhat reminiscent of the 1987 bull market… Over the short term, meaning for the remainder of 2013, the stock market has momentum. The technicals are currently trumping the fundamentals in what we label as an extended bull market… Over the long term, we are less sanguine over the prospects for the economy and, hence, the stock market.”

The Primary Trend Fund
June 30, 2013 – Annual Report

Momentum was definitely king as the stock market worked its way through the latter half of 2013.  Markets are driven by fundamentals, technicals and, of course, the ever-present tug of war between fear and greed.  The equity environment in 2013 was less dictated by the fundamentals (by our measure, valuations were neither under- or overvalued) and more dictated by the underlying internals and technical momentum.

While the risks tend to run greater in this phase of a bull market (a phase that we have labeled an “extended bull market”), the opportunity for price gains also tends to be higher.  This was evident in the later half of 2013 as the S&P 500 Composite and the Dow Jones Industrial Average recorded total returns of +16.31% and +12.55%, respectively, for the six months ended 12/31/13.  For the same six-month period, The Primary Trend Fund posted a less-robust total return of +8.94%.

When Zero is Negative

The Federal Reserve, led by Ben Bernanke (until 2/3/14 when Janet Yellen took the reins), has continued to push its agenda of an artificially low interest-rate environment.  Quantitative easing in its many forms has pumped $4 trillion into the U.S. economy; but with little incentive to lend by banks, this money arguably has found its way into the stock market.  Short-term interest rates have hovered near 0% for quite some time.  As value managers, our penchant to avoid “buy high to sell higher” has resulted in a buildup of cash reserves in the Fund to the tune of 18.15% on 12/31/13 as we have taken profits.  In a momentum market, having any powder dry will put a fund’s performance at a disadvantage.  When cash balances are also earning nearly zero percent, this is clearly a negative.  However, chasing stock prices in order to remain fully invested is not the modus operandi at The Primary Trend Fund.

Calling Tech Support

The Technology Sector is by far the greatest weighting in the S&P 500 Index with 20.9% representation.  The Primary Trend Fund has half of that exposure with 10.8% invested in technology stocks as of 12/31/13 (Cisco Systems, Intel and Verizon Communications).  Our underweighting, combined with the explosive gains in this sector (the NASADQ 100 gained 22.72% in the final six months of 2013), certainly contributed to the Fund’s lagging performance.  While there may be a name or two in the tech sector that may appeal to our value-oriented philosophy as we venture into 2014, the more expensive nature of these growth stocks in terms of valuations tends to keep this sector under-represented in the Fund historically.  As a wholesale strategy, we will not be dialing up tech stocks anytime soon.

Drill, Baby, Drill

Oil and natural gas stocks have been slight laggards over the past six months.  The Fund’s portfolio weight of 17.5% is much greater than the S&P 500’s composition of 10.5%.  In general, energy stocks are cheap on both an earnings and cash flow multiple, have above-average dividend yields and are slowly gaining some relative strength on a technical basis.  Due to a harsh heating season, natural gas has jumped from $3.50 per mcf to above $5/mcf (+43%) only to settle near $4.50/mcf recently.  Crude oil, on the other hand, has been trading tightly between $90-100 per barrel over the last

MESSAGE TO SHAREHOLDERS…(continued)

six months.  Barring a recession, we believe these commodities will move higher throughout 2014 and the fortunes of oil and gas stocks will follow suit.  At a minimum, cheap valuations in the energy sector should limit their downside vulnerability in the event of a broader market decline.

The Midas Touch

“All that glitters…” has been anything but gold these days.  Gold bullion was one of two asset classes that lost money during the last half of 2013 – the other being bonds.  The yellow metal’s 2.5% decline to $1,161 per ounce on 12/31/13 capped off a 2½-year decline (-37.2%) from its peak of $1,850/oz. reached in mid-2011.  Recent price action in 2014 by gold bullion solidifies our bullish case for the commodity in the face of growing investor discontent.  We believe the long-term (2-5 years out) prospects for the precious metal and the gold mining stocks (5.77% of the portfolio) are very attractive for three simple reasons:  1) as an inflation hedge in the face of the $4 trillion “liquidity pump”;  2) a store of value during currency crises that will no doubt make headlines; and 3) the lower-risk buying opportunity today due to investors’ distaste for anything gold-related.

Stumbling Out of the Blocks

After equity gains of approximately 30% in 2013, it comes as no surprise that some profit taking would surface on Wall Street early in 2014.  The mood was ripe as well at year-end, with bullish sentiment hitting its highest level of 61.6% during this cyclical bull market (data courtesy of Investors Intelligence)…the perfect condition for a sell-off.  As expected, bullishness has since dropped to 41.8% currently – a healthy retreat for the wrong-way Corrigans.

The current pullback of 5.8% from the S&P 500 Composite’s all-time high of 1,848.38 on 1/15/14 to its recent low of 1,741.89 on 2/3/14 was only the tenth time since this bull was born on 3/6/09 (nearly five years) that stocks declined by more than 5%…and only the fourth time over the last two years.  This bull keeps snorting.  And the internal strength, especially during the most recent pullback, gives even more support to our case that this is an “extended bull market.”  The primary driving force during this phase of a bull market is not fundamentals, but momentum.

“Don’t Confuse Brains with a Bull Market”

Price momentum in stocks can be very intoxicating.  The good news is that a momentum phase is very conducive to achieving outsized gains.  The bad news is that risks also grow.  We’ve mentioned a few times over the last year that this cyclical bull feels a lot like the 1987 stock market environment – valuations are stretched but the internals are so robust that historical valuation parameters are ignored…at least temporarily.

According to Ned Davis Research, there have been 35 bull market tops since 1900:  1) the current P/E multiple of 18.6x is greater than 24 of those 35 peaks;  2) even using the much-publicized-of-late Robert Shiller P/E ratio (a 10-year inflation-adjusted measure), the market trades at 25.6x…higher than 29 of the 35 market tops;  3) the S&P 500’s current dividend yield of 2.0% is lower than 30 of those 35 peaks;  and 4) today’s price-to-book ratio of 2.7x is greater than 23 of the 28 tops since the mid-1920s.  Ned Davis Research concludes by warning that the Dow Jones Industrial Average has plummeted by an average of 31% during the bear markets that followed those 35 bull market tops.

We agree with waving the caution flag.  While this is still a bull market, this is not the time or the place for the unbridled, wholesale buying of stocks.  Janet Yellen has inherited a monetary quagmire from Ben Bernanke.  While the Fed can manipulate short-term interest rates, the longer-term 10-year and 30-year U.S. Treasury market moves to the beat of a different drummer.  We believe short-term and long-term rates will part ways in 2014 as the yield curve steepens further.  Eventually, rising interest rates will prove damaging to rising stock prices.

MESSAGE TO SHAREHOLDERS…(continued)

Longer term, the U.S. economy is vulnerable, and rumblings of a weakening China will add uncertainty to the global picture.  A tepid earnings outlook, $17.4 trillion of debt and the Obamacare monstrosity will keep us sober even if Wall Street throws a party in 2014.  Sir John Templeton once said:  “Bull markets are born on pessimism, grow on skepticism, mature on optimism and die on euphoria.”  We haven’t yet reached that euphoric stage, but mitigating risks as opposed to maximizing gains will most likely be the game plan for 2014.

The year ahead is most likely going to be a year of transition for the stock market, as evidenced by increased volatility to the upside and downside in recent weeks.  Focusing on long-term value-oriented opportunities in the Fund’s portfolio as opposed to the “flavor of the day” should prove rewarding for shareholders.

We look forward to serving you in 2014 as we have in years past – with our unwavering commitment to your long-term investment goals.

Our best regards,

Lilli Gust	Barry S. Arnold
President	Vice President
Chief Investment Officer

Summary of Investments by Sector (Unaudited)

Percent of
Sector	Investment Securities
Consumer, Non-Cyclical	28.2%
Short-Term Investments	18.1%
Energy	17.5%
Consumer, Cyclical	7.4%
Basic Materials	5.7%
Communications	5.4%
Technology	5.4%
Financials	5.2%
Industrials	5.0%
Utilities	2.1%
Total Investments	100.0%

Top Ten Equity Holdings (Unaudited)

Percent of
Security	Investment Securities
Molson Coors
Brewing Co., Class B	5.7%
Intel Corp.	5.4%
Royal Dutch Shell
PLC ADR, Class A	5.1%
Kohl’s Corp.	5.1%
General Electric Co.	5.0%
Pfizer, Inc.	4.6%
Schlumberger Ltd.	4.5%
Encana Corp.	4.3%
Johnson & Johnson	3.8%
Cisco Systems, Inc.	3.6%
Total	47.1%

EXPENSE EXAMPLE (Unaudited)
For the Six Months Ended December 31, 2013

As a shareholder of the Primary Trend Fund, you incur ongoing costs, including management fees and other Fund expenses.  If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in the Fund through a financial intermediary.  Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

	Beginning	Ending	Expenses paid
	account value	account value	during period
	7/1/13	12/31/13	7/1/13-12/31/131
Actual	$1,000.00	$1,089.40	$10.53
Hypothetical (5% return before expenses)	1,000.00	1,014.90	10.16

1
Expenses are equal to the Fund’s annualized expense ratio of 2.00% for the period from July 1, 2013 through December 31, 2013, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).  The Fund is contractually obligated to limit annual expenses to 2.00% of its average daily net assets for the fiscal year.

PORTFOLIO OF INVESTMENTS
As of December 31, 2013 (Unaudited)

The Primary Trend Fund

Shares		Value
	COMMON STOCKS (81.9%)
	BASIC MATERIALS (5.7%)
	Mining (5.7%)
23,000	Barrick Gold Corp.	$405,490
20,000	Newmont Mining Corp.	460,600
5,000	Silver Wheaton Corp.	100,950
	Total Basic Materials	967,040

	COMMUNICATIONS (5.4%)
	Telecommunications (5.4%)
27,000	Cisco Systems, Inc.	606,150
6,000	Verizon Communications, Inc.	294,840
	Total Communications	900,990

	CONSUMER, CYCLICAL (7.4%)
	Retail (7.4%)
15,000	Kohl’s Corp.	851,250
5,000	Wal-Mart Stores, Inc.	393,450
	Total Consumer, Cyclical	1,244,700

	CONSUMER, NON-CYCLICAL (28.2%)
	Beverages (5.7%)
17,000	Molson Coors Brewing Co., Class B	954,550

	Food (7.3%)
11,000	Campbell Soup Co.	476,080
3,333	Kraft Foods Group, Inc.	179,715
16,000	Mondelez International, Inc.	564,800
		1,220,595

	Pharmaceuticals (15.2%)
7,000	Abbott Laboratories	268,310
7,000	AbbVie, Inc.	369,670
10,000	Eli Lilly & Co.	510,000
7,000	Johnson & Johnson	641,130
25,000	Pfizer, Inc.	765,750
		2,554,860
	Total Consumer, Non-Cyclical	4,730,005

See notes to financial statements.

PORTFOLIO OF INVESTMENTS (continued)
As of December 31, 2013 (Unaudited)

The Primary Trend Fund (continued)

Shares		Value
	COMMON STOCKS (81.9%) (continued)
	ENERGY (17.5%)
	Oil & Gas (13.0%)
7,000	Apache Corp.	$601,580
40,000	Encana Corp.	722,000
12,000	Royal Dutch Shell PLC ADR, Class A	855,240
		2,178,820

	Oil & Gas Services (4.5%)
8,400	Schlumberger Ltd.	756,924
	Total Energy	2,935,744

	FINANCIALS (5.2%)
	Banks (5.2%)
8,000	JPMorgan Chase & Co.	467,840
10,000	U.S. Bancorp	404,000
	Total Financials	871,840

	INDUSTRIALS (5.0%)
	Miscellaneous Manufacturing (5.0%)
30,000	General Electric Co.	840,900

	TECHNOLOGY (5.4%)
	Semiconductors (5.4%)
35,000	Intel Corp.	908,600

	UTILITIES (2.1%)
	Water (2.1%)
15,000	Aqua America, Inc.	353,850
	Total Common Stocks
	(Cost $10,860,129)	13,753,669

See notes to financial statements.

PORTFOLIO OF INVESTMENTS (continued)
As of December 31, 2013 (Unaudited)

The Primary Trend Fund (continued)

Principal
Amount		Value
	SHORT-TERM INVESTMENTS (18.1%)
	Commercial Paper (13.9%)
$2,039,000	Abbey National, 0.04%, 1/2/2014(a)	$2,038,998
300,000	U.S. Bank, 0.17%, 2/28/2014(a)	299,918
		2,338,916
	U.S. Treasury Bills (4.2%)
700,000	0.03%, 3/6/2014(a)	699,942
	Total Short-Term Investments
	(Cost $3,038,878)	3,038,858
	TOTAL INVESTMENTS (100.0%)
	(Cost $13,899,007)	16,792,527
	Other Assets less Liabilities (0.0%)	959
	NET ASSETS (100.0%)	$16,793,486

(a)	Each issue shows the rate of the discount at the time of purchase.
ADR – American Depository Receipt
PLC – Public Limited Company

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2013 (Unaudited)

The Primary
Trend Fund
Assets:
Investments, at Value (Note 2a):
Common Stocks	$13,753,669
Short-Term Investments	3,038,858
Total Investments (Cost $13,899,007)	16,792,527
Cash	2,950
Dividends Receivable	17,864
Prepaid Expenses and Other Assets	19,208
Total Assets	16,832,549

Liabilities:
Accrued Investment Advisory Fees (Note 3)	9,279
Professional Fees	8,136
Transfer Agent Fees	8,113
Administration and Accounting Fees	5,166
Other	8,369
Total Liabilities	39,063
Net Assets	$16,793,486

Shares Outstanding	1,273,963
Net Asset Value, Offering and Redemption Price Per Share	$13.18

Net Assets Consist of:
Capital Stock ($0.01 par value, 30,000,000 shares authorized)	$13,871,651
Distributions in Excess of Net Investment Income	(15,226)
Accumulated Undistributed Net Realized Gain on Investments	43,541
Net Unrealized Appreciation on Investments	2,893,520
Net Assets	$16,793,486

See notes to financial statements.

STATEMENT OF OPERATIONS
For the Six Months Ended December 31, 2013 (Unaudited)

The Primary
Trend Fund
Investment Income:
Dividends*	$188,068
Interest	771
Total Investment Income	188,839
Expenses:
Investment Advisory Fees (Note 3)	61,761
Administration and Accounting Fees	31,686
Shareholder Servicing Costs	24,970
Professional Fees	14,171
Registration Fees	11,733
Printing & Postage	7,076
Directors	4,033
Custodial Fees	3,684
Pricing	2,031
Insurance	1,218
Other	806
Total Expenses Before Recoupment	163,169
Recoupment of Advisory Fees Previously Waived	3,751
Total Expenses	166,920
Net Investment Income	21,919
Net Realized Gain on Investments	551,046
Change in Net Unrealized Appreciation on Investments	837,107
Net Realized and Unrealized Gain on Investments	1,388,153
Net Increase in Net Assets From Operations	$1,410,072

*Net of foreign tax withholding of $5,456.

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	The Primary
	Trend Fund
	Six Months Ended
	December 31,	Year Ended
	2013	June 30, 2013
	(Unaudited)
Operations:
Net Investment Income	$21,919	$47,774
Net Realized Gain on Investments	551,046	140,342
Change in Net Unrealized Appreciation on Investments	837,107	1,555,267
Net Increase in Net Assets from Operations	1,410,072	1,743,383

Distributions to Shareholders:
From Net Investment Income	(71,204)	(67,183)
From Net Realized Gains	(467,824)	—
Decrease in Net Assets from Distributions	(539,028)	(67,183)

Fund Share Transactions:
Proceeds from Shares Sold	148,222	292,315
Reinvested Distributions	506,868	63,146
Cost of Shares Redeemed	(687,223)	(1,216,070)
Net Decrease in Net Assets from Fund Share Transactions	(32,133)	(860,609)
Total Increase in Net Assets	838,911	815,591

Net Assets:
Beginning of Period	15,954,575	15,138,984
End of Period	$16,793,486	$15,954,575

Accumulated Undistributed Net Investment Income (Distributions in
Excess of Net Investment Income) at End of Period	$(15,226)	$34,059

Transactions in Shares:
Sales	11,239	24,295
Reinvested Distributions	38,636	5,501
Redemptions	(52,023)	(102,066)
Net Decrease	(2,148)	(72,270)

See notes to financial statements.

FINANCIAL HIGHLIGHTS
The following table shows per share operation performance data, total investment return, ratios and supplemental data for each of the periods ended:

	Six Months Ended
	December 31,		Year Ended June 30,
	2013		2013	2012	2011	2010	2009
	(Unaudited)
The Primary Trend Fund
Per Share Operating Performance
Net Asset Value, Beginning of Period	$12.50		$11.23	$10.94	$9.15	$8.11	$10.59
Net Investment Income	0.02		0.04	0.05	0.03	0.02	0.11
Net Realized and Unrealized Gain (Loss)
on Investments	1.10		1.28	0.28	1.78	1.06	(1.74)
Total from Investment Operations	1.12		1.32	0.33	1.81	1.08	(1.63)
Less Distributions:
From Net Investment Income	(0.06)		(0.05)	(0.04)	(0.02)	(0.04)	(0.14)
From Net Realized Gains	(0.38)		—	—	—	—	(0.71)
Total Distributions	(0.44)		(0.05)	(0.04)	(0.02)	(0.04)	(0.85)
Net Increase (Decrease)	0.68		1.27	0.29	1.79	1.04	(2.48)
Net Asset Value, End of Period	$13.18		$12.50	$11.23	$10.94	$9.15	$8.11

Total Investment Return	8.94	%*	11.80%	3.08%	19.81%	13.39%	(16.96)%
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$16,793		$15,955	$15,139	$15,128	$14,164	$12,889
Ratio of Expenses to Average Net Assets:
Net of Waivers, Reimbursements
and Recoupments	2.00	%**	2.00%	2.00%	2.00%	2.00%	2.00%
Before Waivers, Reimbursements
and Recoupments	1.95	%**	1.99%	2.06%	2.03%	1.97%	2.08%
Ratio of Net Investment Income to
Average Net Assets:
Net of Waivers, Reimbursements
and Recoupments	0.26	%**	0.31%	0.51%	0.26%	0.20%	1.33%
Before Waivers, Reimbursements
and Recoupments	0.31	%**	0.32%	0.45%	0.23%	0.23%	1.25%
Portfolio Turnover	7.6	%*	38.0%	57.1%	92.4%	52.2%	54.5%

*	Not Annualized
**	Annualized

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 2013 (Unaudited)

1.	Organization
The Primary Trend Fund, Inc. (The “Fund”), a Wisconsin Corporation, began operations on September 15, 1986.  The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end diversified investment management company.  The Fund seeks capital growth and income.

2.	Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund.

a.
Securities listed on a national securities exchange are valued at the last sale price.  Securities that are traded on the NASDAQ National Market or the NASDAQ Small-Cap Market are valued at the NASDAQ Official Closing Price.  If no sale is reported, the average of the last bid and asked prices is used.  Other securities for which market quotations are readily available are valued at the average of the latest bid and asked prices.  Debt securities (other than short-term instruments) are valued at prices furnished by a national pricing service, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price.  Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Board of Directors.  Securities with maturities of 60 days or less are valued at amortized cost.

Generally accepted accounting principles (“GAAP”) defines fair value, establishes a framework for measuring fair value and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement.

Under GAAP, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad levels and described below:

Level 1 –
quoted prices for active markets for identical securities.  An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 –	significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

Common Stocks.  Securities traded on a national exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Short-Term Investments.  Short-term investments are valued using amortized cost, which approximates fair value.  To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2013 (Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Common Stocks*	$13,753,669	$—	$—	$13,753,669
Short-Term Investments	—	3,038,858	—	3,038,858
Total	$13,753,669	$3,038,858	$—	$16,792,527

*	All sub-categories within common stocks as detailed in the Portfolio of Investments represent Level 1 evaluation status.

The Fund adopted the Financial Accounting Standards Board (“FASB”) amendments to authoritative guidance which require the Fund to disclose details of transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.  For the six months ended December 31, 2013, there were no transfers in and out of Level 1, Level 2 and Level 3.  The Fund did not hold any Level 3 securities during the six months ended December 31, 2013.  It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period.

b.
Security transactions are recorded on the trade date.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded as earned, and includes amortization of premiums and discounts.  Securities gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the country’s tax codes and regulations.

c.
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination.  A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Fund to analyze all open tax years 2009-2012, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities.  As of and during the six months ended December 31, 2013, the Fund does not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2013 (Unaudited)

d.
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

The tax character of distributions paid during the fiscal years ended June 30, 2013 and 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$67,183	$60,175
Net long-term capital gains	—	—
Total taxable distributions	67,183	60,175
Total distributions paid	$67,183	$60,175

e.
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

3.	Investment Advisory Fees and Management Agreements
The Fund has an agreement with Arnold Investment Counsel, Inc. (the “Adviser”), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser.  Under the terms of the agreement, the Adviser receives from the Fund a monthly fee at an annual rate of 0.74% of its average daily net assets.  The agreement further stipulates that the Adviser will reimburse the Fund for annual expenses exceeding 2.0% of the Fund’s average daily net asset value.  There were no such reimbursements necessary for the six months ended December 31, 2013.

As part of the Expense Reimbursement Recoupment Agreement, the Fund has agreed to repay the Adviser for amounts previously waived or reimbursed by the Adviser pursuant to the Investment Advisory Agreement provided that such repayment does not cause the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, to exceed 2.0% and the repayment is made within three years after the year in which the Adviser incurred the expense.  For the six month period ended December 31, 2013, the Fund paid the Adviser $3,751 in repayment for fees previously waived.  As of December 31, 2013, there was $7,028 of fees available to be recovered no later than June 30, 2015.

4.	Purchases and Sales of Securities
Total purchases and sales of securities, other than short-term investments, for the Fund for the six months ended December 31, 2013 were as follows:

Purchases	$1,046,234
Sales	2,843,045

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2013 (Unaudited)

5.	Tax Information
At December 31, 2013, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes was as follows:

Cost of investments	$13,899,007
Gross unrealized appreciation	3,323,036
Gross unrealized depreciation	(429,516)
Net unrealized appreciation on investments	$2,893,520

As of June 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$42,620
Undistributed long-term capital gains	—
Accumulated earnings	42,620
Accumulated capital and other losses	(39,681)
Net unrealized appreciation	2,047,852
Total accumulated earnings	$2,050,791

At June 30, 2013, the Fund had capital loss carryforwards, which reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax.  Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Short-Term	Long-Term
Losses Expiring:
2018	$39,681	$—
	$39,681	$—

During the year ended June 30, 2013, the Fund utilized $140,973 of its capital loss carryforwards.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Act”), the Fund will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, the date of enactment of the Act, for an unlimited period.  However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

6.	Beneficial Ownership
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act.  As of December 31, 2013, Ruth L. Leef owned 26% of the Fund.

Proxy Voting Policies and Procedures
For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call 1-800-443-6544 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov.  Information on how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2013, will be available without charge, upon request, by calling 1-800-443-6544 or by accessing the website of the Securities and Exchange Commission.

Disclosure of Portfolio Holdings
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Form N-Q will be available on the website of the Securities and Exchange Commission at http://www.sec.gov.

Investment Advisory Agreement
On August 15, 2013, the Board of Directors of The Primary Trend Fund, Inc. (the “Fund”) approved the continuation of the Fund’s investment advisory agreement with Arnold Investment Counsel, Inc. (the “Adviser”).  Prior to approving the continuation of the agreements, the Board reviewed and discussed the following:

•The nature, extent and quality of the services provided by the Adviser

•The investment performance of the Fund

•The cost of the services to be provided and profits to be realized by the Adviser from their relationship with the Fund

•The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect those economies of scale

•The expense ratios of the Fund

•The financial condition of the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board considered an oral presentation by the Adviser describing the portfolio management, shareholder communication and regulatory compliance services provided by the Adviser to the Fund, as well as the Adviser’s financial condition.  The Directors concluded that the Adviser was providing essential services to the Fund.

The Directors compared the performance of the Fund to benchmark indices over various periods of time and concluded that the performance of the Fund warranted the continuation of the advisory agreements.  The Directors noted that in addition to the absolute performance of the Fund, they also noted that the Fund adhered to its investment style.

The Primary Trend Fund
Notes	SEMIANNUAL REPORT 2013

The Primary Trend Fund
Notes	SEMIANNUAL REPORT 2013

(This Page Intentionally Left Blank.)

www.primarytrendfunds.com

INVESTMENT ADVISER
Arnold Investment Counsel Incorporated
3960 Hillside Drive, Suite 204
Delafield, Wisconsin 53018
1-800-443-6544

OFFICERS
Lilli Gust, President and Treasurer
Barry S. Arnold, Vice President and Secretary

DIRECTORS
Barry S. Arnold
Clark J. Hillery
William J. Rack

ADMINISTRATOR
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233

CUSTODIAN
U.S. Bank, N.A.
1555 North RiverCenter Drive
Milwaukee, Wisconsin 53212

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-968-2122

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Founding member of
100%	NO-LOAD™
MUTUAL FUND
COUNCIL

Item 2.  Code of Ethics

Not applicable to semi-annual reports.

Item 3.  Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4.  Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities of Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders

 Not applicable.

Item 11.  Controls and Procedures

(a)
The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected or are reasonably likely to materially affect Registrant’s internal control over financial reporting.

 Item 12.  Exhibits

(a)	Code of Ethics. Not applicable for semi-annual reports.

(b)	Certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Primary Trend Fund, Inc.

/s/ Lilli Gust
Lilli Gust
Principal Executive Officer
February 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Lilli Gust
Lilli Gust
Principal Executive Officer
February 26, 2014

/s/ Lilli Gust
Lilli Gust
Principal Financial Officer
February 26, 2014